Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 13,181.80
Total Fee Amount	13,181.80
Total Transaction Valuation	95,451,104.00
Total Offset Amount	0.00
Net Fee	$ 0.00